UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
November 8, 2006
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-12227 (Commission File Number)	72-110616 (IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Press Release

Item 1.02 Termination of a Material Definitive Agreement.
On November 8, 2006, The Shaw Group Inc. (the “Company”) was notified by T.A. Barfield, Jr., President of the Company, that he was resigning his position as President of the Company effective November 17, 2006, to pursue other interests. In connection with the effectiveness of such resignation, the Employment Agreement dated July 10, 2002, between the Company and Mr. Barfield will be terminated. The Employment Agreement with Mr. Barfield is incorporated in this Current Report on Form 8-K by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2002.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On November 8, 2006, the Company was notified by T.A. Barfield, Jr., President of the Company, that he was resigning his position as President of the Company effective November 17, 2006, to pursue other interests. The Company expects to enter into a consulting arrangement with Mr. Barfield pursuant to which he will provide certain transition-related and other services to the Company. The details of such an arrangement have not yet been finalized.
Effective as of November 17, 2006, J.M. Bernhard, Jr., Chairman and Chief Executive Officer of the Company, will assume Mr. Barfield’s responsibilities as President of the Company. Mr. Bernhard and the Company are parties to an Employment Agreement dated as of April 10, 2001, which is incorporated in this Current Report on Form 8-K by reference to Exhibit 10.7 of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2001.
A copy of the Company’s press release regarding Mr. Barfield’s resignation is attached to this Current Report on Form 8-K as Exhibit 99.1, and such press release is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.
99.1	Press Release dated November 14, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)
Date: November 14, 2006	By:	/s/Gary P. Graphia
Gary P. Graphia, Corporate Secretary
And General Counsel

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
November 8, 2006

Exhibit Number	Description	Page No.
99.1	Press Release dated November 14, 2006